                                                                     EXHIBIT 4.1


                           [LOGO OF APPLIED IMAGING]
   NUMBER                                                          SHARES
AIC

COMMON STOCK                                                 CUSIP 03820G 10 6
                                                              See Reverse for
                                                            Certain Definitions


                             APPLIED IMAGING CORP.
             Incorporated Under the Laws of the State of Delaware


     This certifies that










     is the owner of




             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF

APPLIED IMAGING CORP., (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

/s/ Neil E. Woodruff                            /s/ Abraham I. Coriat
   ----------------------------                   ----------------------------
    Secretary                                       Chairman and Chief Executive
                                                    Officer

                             Applied Imaging Corp.
                                   Corporate
                                     SEAL
                                   July 18,
                                     1996
                                   Delaware


Countersigned and Registered:
NORWEST BANK MINNESOTA, N.A.

                               Transfer Agent and Registrar

By
  -----------------------------------------
  Authorized Signature

                             APPLIED IMAGING CORP.

     A statement of the rights, preferences, privileges and restrictions granted or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common
TEN ENT  --  as tenants in entireties
JF TEN   --  as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ________________________ Custodian ________________________
                               (Cust)                            (Minor)

                     under Uniform Gifts to Minors Act _________________________
                                                                 (State)

UNIF TRF MIN ACT -- ________________________ Custodian (until age _____________)

                     ___________________________________ under Uniform Transfers
                               (Minor)

                     to Minors Act _____________________________________________
                                                     (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________________________ hereby sell, assign and transfer unto

Please Insert Social Security or Other
    Identifying Number of Assignee
- --------------------------------------

- --------------------------------------


________________________________________________________________________________
 (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________________


                           _____________________________________________________
                           NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement on any change whatever.

Signature(s) Guaranteed:





By
  -------------------------------------------------------------
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15